UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22404

SCS Hedged Opportunities Fund, LLC

(Exact name of registrant as specified in charter)

One Winthrop Square

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Peter H. Mattoon

c/o SCS Capital Management, LLC

One Winthrop Square

Boston, Massachusetts 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code (617) 204-6400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2012

Item 1. Reports to Stockholders.

1

Item 1. Reports to Stockholders.

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SCS HEDGED OPPORTUNITIES FUND, LLC

Semi-Annual Report

September 30, 2012

One Winthrop Square  |  Boston, MA 02110

617.204.6400  |   www.scsfinancial.com

SCS Hedged Opportunities Fund, LLC

SCS Hedged Opportunities Fund, LLC

Shareholder Letter

November 28, 2012

Dear Investors,

The SCS Hedged Opportunities Fund, LLC (the “Fund”) returned -0.39%1 net of all fees and expenses for the six months ending September 30, 2012. Over the same period, the HFRI Fund of Fund Composite Index returned 0.05%.

For much of the year, equity markets have been climbing the proverbial wall of worry. The news flow highlighting an economic slowdown in developed economies (with outright recession in southern Europe), growing concerns of a possible hard landing in China, and the ongoing euro saga has not been enough to prevent equity markets from rising. The S&P 500 returned 3.43% in the six month period ending September 30, 2012, and year to date has returned 16.44%. Given these returns, one would have thought the economy had entered a strong recovery phase with accelerating profit growth. However, the economic slowdown has lead to downward revisions in consensus corporate profit estimates. The market owes much of its rise to expanding price earnings ratios.

It also appears that the economic environment and central bank policy of zero percent interest rates have altered the stock selection criteria traditionally associated with successful investing. What we have seen is investors have avoided most securities that have any complexity to the story (turnarounds, restructurings) and instead showed a strong preference for dividend paying stocks. In contrast, hedge fund managers tend to focus on the longer term prospects of a company and the potential for total return. Recently, two hedge fund managers addressed the factors driving market performance. The first quote below comes from Janchor, an Asia manager:

…it appears that some of the best performing stocks are those that have a combination of the following: 1) Very stable earnings (even if boring!); 2) Highly visible growth (even if low or relatively short-term!); 3) Sustainable dividend yield (even if modest!).2

On the point of dividends, Highfields Capital, a well known multi-strategy manager commented:

…of the 361 stocks in the S&P 500 that paid a dividend in 2010, the top quintile of those as measured by the highest payout ratio appreciated 24% on average since the beginning of 2011 through September 30 of this year versus 16.8% for the average stock in this group…and only 8% for the lowest quintile.3

We think investors, short term bias and preference for dividend stocks help explain part of the disappointing returns delivered by hedge funds over the past few years. It is also true that some hedge fund managers have been too bearish, so that while they may not have lost money, they have lagged the rise in the market. In extreme cases, as Julian Robertson (founder of Tiger Management) pointed out, some funds may only be successful if we have a black swan event, which by definition is infrequent and difficult to predict.

[1]	Performance numbers are net of management fees, incentive fees and expenses
[2]	Janchor, third quarter 2012 investor letter
[3]	Highfields Capital, third quarter 2012 investor letter

Turning to the SCS Hedged Opportunities Fund, we feel just as frustrated with the return as our clients, not only in terms of the absolute return but also relative to the benchmark, the HFRI Fund of Fund Composite Index.

The main drivers of performance fall into three main areas: the overall positioning of the Fund, the themes held in the Fund and the performance of the individual managers. Against a global economic environment in which the US and Europe face the challenges of bringing government spending under control and increasing taxes, we have and continue to expect a period of sub-par economic growth. In such an environment, growth in corporate profits becomes harder to achieve and corporate finances can easily come under strain. Therefore, our managers have kept a relatively low exposure to equity markets. Indeed, as the equity market has risen our managers have found opportunities to short or sell companies that appear overvalued. However, should the outlook for equities improve, managers have the flexibility to increase their exposure. At the end of September, the portfolio’s net long position was less than 20%. In periods of strong markets, the portfolio may lag. This occurred in the third quarter of 2012 when the S&P 500 rose by 6.35% and the Fund’s equity long/short managers returned 1.44%.

In structuring the Portfolio, we have focused on areas or themes that we believe offer attractive return potential given the level of risk involved. These themes fall into the following categories: Asia regional long/short equity specialists, sector specialists, structured credit and global event driven managers. In aggregate, the Asia regional specialists delivered positive returns and were the best performing long/short managers during the period. The sector specialists experienced a more difficult period, with marginally negative returns. By far the best performing theme was structured credit, which accounts for a high proportion of our credit exposure. Credit returned 7.43% over the period. Structured credit, which includes residential mortgage-backed securities, has benefited from relatively attractive yields, a recovery in the housing market and favorable demand/supply dynamics for such securities. Performance among the global event driven managers was mixed. By definition, these managers invest in situations that require a catalyst to unlock value and generate returns. Some event managers have exposure to structured credit, and performed well, others are more exposed to equities and rely upon catalysts such as merger and acquisition activity to unlock value. We believe patience will be rewarded in these cases.

Finally, in terms of individual manager performance, virtually all of our credit managers outperformed government, municipal and corporate fixed income benchmarks; four out of five Asia regional specialists delivered positive returns, with one significantly outperforming the local equity index. Goshen and Amiya hold a net short equity position as a potential means of benefiting should markets fall dramatically; Goshen, in particular, detracted from performance. Lastly, one of the larger positions in the portfolio, Absolute Return Capital Partners, suffered losses from short commodity positions that unexpectedly rallied after the European Central Bank announced a commitment to further monetary easing.

Over the period, we have made changes to reposition the Fund to have greater upside potential while maintaining a level of diversification that equates to what we believe is reasonable downside protection. We have strong conviction in our key themes and believe:

1)	Structured credit will most likely outperform traditional fixed income markets. We recently increased exposure to structured credit through a significant additional investment in AG Mortgage Value Partners. The Portfolio’s net exposure to structured credit is 25.0%.

2)	Asian markets offer more potential opportunities to profit from long and short ideas than developed markets. Two long-term secular themes in the Fund include gaming and China insurers. Being “on the ground” allows our managers to monitor these businesses closely and ride through periods of volatility caused by “noise”. Our holdings in Asia regional specialists represent 13.1% of the Portfolio.

3)	Long/short sector specialists have a greater probability of outperforming generalists and warrant an emphasis in the Portfolio. Sector specialists account for 16.4% of the Fund. Consumer, technology and telecommunications specialists feature prominently in the Portfolio.

4)	A more concentrated Portfolio represents greater conviction in our selected managers. We recently redeemed: Capula Special Opportunities, Capula Global Relative Value, Tremblant, Owl Creek and Viridian. We will invest a large portion of the proceeds in existing managers. We also redeemed from Standard Pacific Pan-Asian Fund and are investing the proceeds in the Standard Global Equity Partners. Entering the fourth quarter, the Portfolio has 28 managers. The ten largest positions currently account for 49.8% of the Portfolio versus 42.5% at the beginning of the year.

We continue to look for opportunities that we believe will perform well in a market environment in which the major equity indices trade in a range and traditional fixed income securities offer little upside potential. It seems unlikely that markets can embark on a new bull run given current equity valuations, historically high profit margins and indications of slowing revenue growth under the influence of weakening global economic growth. Hedge funds should be an excellent inflation hedge in an environment where interest rates are likely to rise and we see the long-term effects of nearly eternal central bank easing. We expect the past success of our strategy with its emphasis on selecting themes and managers who take an in-depth fundamental approach to security selection will likely once again prove rewarding to our investors.

Sincerely,

SCS Financial

Important Disclosures

This material is not an invitation to subscribe for interests in the Fund and is by way of information only. Sales of interests shall be made on the basis of the Fund’s Confidential Offering Memorandum (the “Offering Memorandum”) only and are not offered to any prospective investor who does not satisfy certain minimum financial and sophistication criteria, or in any jurisdiction in which such offer is not authorized.

An investment in alternative investments can be highly illiquid, is speculative and not suitable for all investors. Investing in alternative investments is only intended for experienced and sophisticated investors who are willing to bear the high economic risks associated with such an investment. Performance may be volatile and there is no guarantee or assurance that an investment in the Fund will achieve its investment objective. Diversification does not assure a profit or protect against loss in a declining market. Before making an investment decision, investors should consider the suitability of this investment with respect to their investment objectives and personal situation and consider factors such as their personal net worth, income, age, risk tolerance and liquidity needs.

An investment in the Fund, and the underlying funds in which the Fund invests through its investment in the Master Fund (collectively, “Alternative Investment Funds”), involves risks, including the following:

•

Past performance of the Fund, as well as any Alternative Investment Fund in which it invests, is not indicative of future performance. The value of the Fund’s investments will fluctuate, and there is no assurance that the Fund will achieve its investment objective.

•

Investing in the Fund and the Alternative Investment Funds involves a significant degree of market risk. No assurance can be given that the strategy or strategies utilized by the Fund or an Alternative Investment Fund will be successful under any or all future market conditions. Changes in general economic conditions may affect the profitability of the Fund or an Alternative Investment Fund or specific strategies used by such funds.

•

An Investment in an Alternative Investment Fund may be highly illiquid. Such funds are subject to lock up periods and restrictions on redemptions, including in some cases suspensions. In addition, there is no secondary market for the interests in Alternative Investment Funds, including the Fund, and none is expected to develop. There are substantial restrictions on transferring of the interests in the Fund.

•

Alternative Investment Funds generally are not subject to the same regulatory oversight as more conventional investment vehicles, such as mutual funds, and involve risks not associated with more conventional investments.

•	All NAV returns reflect the reinvestment of all distributions at NAV.

•

Due to the early life-cycle of some Alternative Investment Funds, such funds may experience significant loss as a result of declines in an economic sector, industry group, stock market or for portfolio infrastructure failure.

•

The Fund and the Alternative Investment Funds in which it invests may be leveraged and may involve other speculative investment practices that may increase the risk of investment loss. Short Selling for example involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited losses. In addition, investments in commodities contracts and all derivative instruments, including futures and options, involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact in the performance of the Fund or Alternative Investment Fund. The prices of such investments are highly volatile and they are subject to the risk of failure of any exchanges on which the positions trade or of a clearing house.

•	Investments in foreign securities involve greater risk, including currency risk, different accounting standards and are subject to political instability.

•

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. CDO’s carry additional risks including, but not limited to:

(i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) that they may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.”

•	Neither the Fund, nor the Alternative Investment Funds in which they invest, are required to provide periodic pricing or valuation information to investors with respect to individual investments.

•

Because of the complex nature of Alternative Investment Funds’ investments, the distribution of tax information to investors may be subject to delays, which may result in the need to request an extension.

•

The Fund is subject to multiple layers of fees and expenses, which may offset trading profits. By investing in a fund -of-fund such as the Fund, an investor will indirectly bear his or her share of any fees and expenses charged by the underlying funds, in addition to the fees and expenses of the Fund. The Fund is subject to significant performance fees. The Fund also bears its pro rate share of any fees or expenses incurred by the Master Fund.

•

Net asset value (NAV) is a term used to describe the value of an entity’s assets versus value of its liabilities. The term is most commonly used in relation to open-ended funds due to the fact that shares of such funds are redeemed at their net asset value.

•	Correlation definition: a statistical measure of how two securities move in relation to each other.

•

Collateralized Debt Obligation (“CDO”) An investment-grade security backed by a pool of bonds, loans and other assets. CDOs do not specialize in one type of debt but are often non-mortgage loans or bonds.

•	S&P 500 definition: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. One cannot invest directly in an index.

•

HFRI Fund of Funds (FOF) Composite Index definition: An equal weighted index comprised of only fund of funds that have at least $50 million under management or have been actively trading for 12 months. The index includes over 650 constituents, both domestic and offshore funds. One cannot invest directly in an index.

•	Residential Mortgage-Backed Security (RMBS) definition: a type of security whose cash flows come from residential debt such as mortgages, home-equity loans and subprime mortgages.

•

Trust Preferred Securities (TruPS) definition: a security similar to debentures and preferreds that is generally longer term, has early redemption features, makes quarterly fixed interest payments, and matures at face value.

•	Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

For a complete description of the investment objectives, risks (including additional risks related to certain potential Fund investments and/or strategies such as Margin Borrowing, Arbitrage, Swap Agreements, Call and Put Options and other Hedging Transactions), as well as conflicts of interest, fees and expenses associated with an investment in the Fund please review the relevant sections in the Fund’s Offering Memorandum which should be reviewed in its entirety prior to investment. This document has been prepared solely for the use of the intended recipient (the “Recipient”). By accepting delivery of this presentation, each Recipient undertakes not to reproduce or distribute this presentation in whole or in part, nor to disclose any of its contents (except to professional advisors), without the prior written consent of SCS Financial Services, LLC (“SCS”). The information contained herein is proprietary and confidential and may contain commercial or financial information, trade secrets and/or intellectual property of SCS and/or its affiliates.

Quasar Distributors, LLC, distributor

SCS Hedged Opportunities Fund, LLC

Statement of Assets & Liabilities

September 30, 2012 (Unaudited)

Assets
Investments in SCS Hedged Opportunities Master Fund, LLC, at fair value	$36,099,630
Investment paid in advance	6,500
Receivable for investments sold	819,897
Receivable from Adviser	607

Total Assets	36,926,634

Liabilities
Redemptions payable	819,897
Capital subscriptions received in advance	6,500
Shareholder servicing fees payable	82,292
Accrued expenses and other liabilities	1,936

Total Liabilities	910,625

Net Assets	$36,016,009

Net Assets Consist of:
Paid in capital	$36,238,188
Accumulated net investment loss	(1,660,099)
Accumulated net realized loss on investments sold	(237,327)
Net unrealized appreciation on investments	1,675,247

Net Assets	$36,016,009

Net Asset Value, 1,420,554 shares issued (unlimited shares authorized, no par value)	$25.35

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Statement of Operations

For the Six Months Ended September 30, 2012 (Unaudited)

Expenses
Expenses allocated from SCS Hedged Opportunities Master Fund, LLC (Note 2B)	$380,990
Shareholder servicing fees	66,042
Printing and mailing expenses	6,549
Registration expenses	3,603

Total Expenses	457,184

Recovery of previous waiver	19,086

Net Expenses before waiver	476,270

Waivers by Adviser (Note 2B)	(4,541)

Net Expenses	471,729

Net Investment Loss	(471,729)

Realized and Unrealized Gain (Loss) on Investments Allocated from SCS Hedged Opportunities Master Fund, LLC
Net realized loss on sale of investments	(21,516)
Net change in unrealized appreciation on investments	308,635

Net Gain from Investments Allocated from SCS Hedged Opportunities Master Fund, LLC	287,119

Net Decrease in Net Assets Resulting from Operations	$(184,610)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Statement of Changes in Net Assets

	Six Months ended September 30, 2012 (Unaudited)	Year ended March 31, 2012
Change in Net Assets Resulting from Operations
Net investment loss	$(471,729)	$(869,733)
Net realized loss on sale of investments	(21,516)	(204,411)
Net change in unrealized appreciation (depreciation) on investments	308,635	(37,452)

Net Decrease in Net Assets Resulting from Operations	(184,610)	(1,111,596)

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold	717,500	13,362,400
Payments for shares redeemed	(3,270,061)	(20,000)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(2,552,561)	13,342,400

Net Increase (Decrease) in Net Assets	$(2,737,171)	$12,230,804

Net Assets, Beginning of Period	$38,753,180	$26,522,376

Net Assets, End of Period	$36,016,009	$38,753,180

Accumulated Net Investment Loss	$(1,660,099)	$(1,188,370)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Statement of Cash Flows

For the Six Months Ended September 30, 2012 (Unaudited)

Cash Flows from Operating Activities
Purchases of investment in SCS Hedged Opportunities Master Fund, LLC	$(1,042,452)
Sales of investment in SCS Hedged Opportunities Master Fund, LLC	2,450,164
Investments paid in advance	348,000
Reimbursement received from Adviser	335,260
Expenses paid	(11,719)

Net Cash Provided by Operating Activities	2,079,253

Cash Flows from Financing Activities
Proceeds from subscriptions	717,500
Distributions for redemptions	(2,450,164)
Proceeds from advance subscriptions	(346,589)

Net Cash Used in Financing Activities	(2,079,253)

Net Decrease in Cash	—
Cash — Beginning of Period	—

Cash — End of Period	$—

Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(184,610)
Net decrease in advance subscriptions to investments	348,000
Net realized loss on investments	21,516
Net change in unrealized appreciation on investments	(308,635)
Net decrease in receivable from Adviser	349,805
Net increase in shareholder servicing fees payable	64,475
Expenses allocated from SCS Hedged Opportunities Master Fund, LLC	380,990
Purchases of investment in SCS Hedged Opportunities Master Fund, LLC	(1,042,452)
Sales of investment in SCS Hedged Opportunities Master Fund, LLC	2,450,164

Net Cash Provided by Operating Activities	2,079,253

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Financial Highlights

	Six Months ended September 30, 2012 (Unaudited)		Year ended March 31, 2012	Period from September 1, 2010(1) through March 31, 2011
Per Share Operating Performance
Beginning net asset value	$25.45		$26.32	$25.00
Income (Loss) From Investment Operations
Net investment loss(2)	(0.32)		(0.64)	(0.37)
Net gain (loss) from investments in Portfolio Funds	0.22		(0.23)	1.69

Total from Investment Operations	(0.10)		(0.87)	1.32

Ending Net Asset Value	$25.35		$25.45	$26.32

Total return	(0.39	)%(3)	(3.31)%	5.28	%(3)
Supplemental Data and Ratios
Net assets, end of period	$36,016,009		$38,753,180	$26,522,376
Ratio of expenses to weighted average net assets before waivers	2.52	%(4)	3.01%	7.84	%(4)
Ratio of expenses to weighted average net assets after waivers	2.50	%(4)	2.50%	2.50	%(4)
Ratio of net investment loss to weighted average net assets before waivers	(2.52	)%(4)	(3.01)%	(7.83	)%(4)
Ratio of net investment loss to weighted average net assets after waivers	(2.50	)%(4)	(2.50)%	(2.49	)%(4)
Portfolio turnover rate	2.76	%(3)	0.06%	0.00	%(3)

(1)	Commencement of operations.

(2)	Calculated using average shares outstanding method.

(3)	Not annnualized.

(4)	Annnualized.

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Notes to Financial Statements

September 30, 2012 (Unaudited)

1.	Organization

SCS Hedged Opportunities Fund, LLC (the “Fund”) was organized as a limited liability company under the laws of the state of Delaware on April 7, 2010, and commenced operations on September 1, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek attractive, long-term capital appreciation with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both the equity and fixed income markets. The Fund pursues its investment objective by investing substantially all of its assets in the SCS Hedged Opportunities Master Fund, LLC (the “Master Fund”), a closed-end, non-diversified management investment company that is registered under the 1940 Act. The Master Fund pursues its investment objective by allocating its assets among a diversified group of hedge funds managed by portfolio managers with differing styles and strategies (“Portfolio Funds”).

The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements. The percentage of the Master Fund owned by the Fund at September 30, 2012 was 59.28%.

The Fund and Master Fund are managed by SCS Capital Management, LLC (the “Adviser”). The Adviser is a registered investment adviser with the Securities and Exchange Commission.

The Fund has a Board of Directors (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser. The same directors also serve as the Master Fund’s Board.

2.	Significant Accounting Policies

The Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses

The Fund bears its own operating expenses and, through its investment in the Master Fund, its portion of the Master Fund’s operating expenses. These operating expenses include, but are not limited to: all investment-related expenses, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board of Directors, all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders, and such other expenses as may be approved from time to time by the Board. Expenses allocated to the Fund for its indirect investments in the Portfolio Funds are not included in the Fund’s Statement of Operations or Financial Highlights.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed to waive its fees, and/or to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, as well as the portion of the Master Fund’s fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.50% per annum of the Fund’s average monthly net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser for such amounts. Reimbursement will be made as promptly as possible, but only to the extent that it does not cause the Fund’s ordinary operating expenses to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect until terminated by the Fund. For the year ended March 31, 2012 and the six months ended September 30, 2012, the Adviser waived expenses in the amount of $176,955 and $4,541, respectively. During the year ended March 31, 2012 and the six months ended September 30, 2012, the Adviser recouped previously waived expenses in the amount of $134,591 and $19,086, respectively. As of September 30, 2012 the remaining waived advisory fees subject to potential recovery are $530,522, $176,955 and $4,541 expiring in 2014, 2015 and 2016, respectively.

C. Investments in the Master Fund

The Fund records its investment in the Master Fund at fair value which is represented by the Fund’s proportionate indirect interest in the net assets of the Master Fund as of September 30, 2012. Valuation of Portfolio Funds and other investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements. The Fund records its pro rata share of the Master Fund’s income, expenses and realized and unrealized gains and losses. The performance of the Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

D. Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less from the date of purchase.

E. Fair Value

The fair values of the Fund’s assets and liabilities which qualify as financial instruments under the Accounting Standards Codification 825, Financial Instruments, approximate the carrying amounts presented in the statement of assets and liabilities.

F. Income Taxes

The Fund’s tax year end is December 31. The Fund is treated as a partnership for Federal income tax purposes. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. Management is not aware of any exposure to uncertain tax positions that could require accrual. As of September 30, 2012, the Fund’s tax years since inception remain open and subject to examination by relevant taxing authorities.

G. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Investment Transactions

For the six months ended September 30, 2012, the Fund purchased (at cost) and sold interests (proceeds) of the Master Fund in the amount of $1,042,452 and $3,270,061, respectively.

4.	Management and Performance Fees, Administration Fees and Custodian Fees

Each of the Fund and the Master Fund has entered into an Investment Advisory Agreement with SCS Capital Management, LLC. Under the Investment Advisory Agreement, the Master Fund pays the Adviser a quarterly fee, which is calculated and accrued monthly, (the “Advisory Fee”) at the annual rate of 1.25% of the Master Fund’s net assets. So long as substantially all of the assets of the Fund are invested in the Master Fund, the Fund does not pay the Adviser a separate fee under the Investment Advisory Agreement. The Fund does however, due to its investment in the Master Fund, bear its proportionate percentage of the Advisory Fee paid to the Adviser by the Master Fund.

Each of the Fund and the Master Fund has engaged U.S. Bancorp Fund Services, LLC to serve as its administrator, fund accountant, and transfer agent. The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.070% of the first $150,000,000 of the Master Fund's total monthly net assets, 0.050% on the next $250,000,000 of the Master Fund's total monthly net assets and 0.030% on the balance of the Master Fund's total monthly net assets with a minimum annual fee of $70,000. There is no fee directly attributable to the Fund other than its allocated portion of the Master Fund’s expenses.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.001% of the Master Fund’s portfolio market value with a minimum annual fee of $5,000. There is no fee directly attributable to the Fund other than its allocated portion of the Master Fund’s expenses.

5.	Directors and Officers

The Board has overall responsibility for monitoring and overseeing each of the Fund’s and the Master Fund’s investment program and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Fund and the Master Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. A listing of the Board members is on the back cover of this report. The Independent Directors are each paid (in the aggregate) by the Fund and the Master Fund an annual retainer of $20,000, and per meeting fees of $5,000 in the case of regular meetings, $2,000 in the case of telephonic meetings. All Directors are reimbursed by the Fund and the Master Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund or the Master Fund. Two of the Directors are employees of the Adviser and receive no compensation from the Fund or Master Fund for serving as Directors.

All of the Officers of the Fund and Master Fund are affiliated with the Adviser. Such Officers receive no compensation from the Fund or Master Fund for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Company in accordance with federal securities regulations.

6.	Shareholder Transactions

No shareholder will have the right to require the Fund to redeem shares, although the Fund may from time to time repurchase shares as of the last day of a calendar quarter pursuant to written tenders by shareholders. Whether repurchases will be made during any given quarter will be determined by the Board in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will generally recommend to the Board that the Fund offer to repurchase shares on the last business day of each calendar quarter. The minimum initial investment required is $25,000. At September 30, 2012, $6,500 investor capital subscriptions were received in advance.

The Fund had 1,420,554 shares outstanding at September 30, 2012. The Fund issued 515,766 shares through shareholder subscriptions and redeemed 804 shares through shareholder redemptions during the year ended March 31, 2012. The Fund has issued 28,330 shares through shareholder subscriptions and redeemed 130,517 shares through shareholder redemptions during the six months ended September 30, 2012.

As of September 30, 2012, one shareholder owned 27.53% of outstanding shares of the Fund. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

7.	Risk Factors

Because shares may only be repurchased pursuant to tender offers at such time and on such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Adviser may invest the Master Fund’s assets in Portfolio Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Fund is highly illiquid and involves a substantial degree of risk. Portfolio Funds are riskier than liquid securities because the Portfolio Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Portfolio Funds may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although the Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Master Fund's net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to three years from initial investment.

8.	Fair Value of Financial Instruments

The Fund invests substantially all of its assets in the Master Fund. Fair value of financial instruments of Portfolio Funds and other investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements as of September 30, 2012, in its semi-annual report.

9.	Subsequent Events

The Fund has evaluated all subsequent events through November 28, 2012, the date these financial statements were issued, and has not identified any subsequent events requiring financial statement disclosure as of November 28, 2012.

SCS Hedged Opportunities Fund, LLC

Additional Information (Unaudited)

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and Master Fund and information regarding how the Fund and Master Fund voted proxies relating to the portfolio of securities are available to stockholders without charge, upon request by calling the Adviser collect at (617) 204-6400.

Board of Directors

The Offering Memorandum includes additional information about the Fund’s Directors and is available upon request without charge by calling the Adviser collect at (617) 204-6400 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements

This report contains "forward-looking statements,'' which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as "may'', "will'', "believe'', "attempt'', "seem'', "think'', "ought'', "try'' and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

SCS Hedged Opportunities Master Fund, LLC

Investment Strategy Allocation

As of September 30, 2012 (Unaudited)

(Expressed as a Percentage of Total Long-Term Fair Value)

SCS Hedged Opportunities Master Fund, LLC

Schedule of Investments

September 30, 2012 (Unaudited)

	Cost	Fair Value	Next Available Redemption Date[b]	Frequency of Redemptions	Redemption Notification Period (Days)
INVESTMENTS IN INVESTMENT COMPANIES — 94.56%[a]
Credit — ABS — 5.80%[a]
Perella Weinberg Partners Asset Based Value Fund LP	$3,250,000	$3,550,374	12/31/2012	Quarterly	90

Credit — Distressed — 3.11%[a]
Aurelius Capital Partners, LP	1,435,617	1,491,602	3/31/2013	Semi-Annually	65
Caspian Select Credit Fund, L.P.	346,404	414,382	12/31/2012	Quarterly	90

		1,905,984

Credit — RMBS — 6.33%[a]
AG Mortgage Value Partners, L.P.	3,412,736	3,876,142	12/31/2012	Quarterly	90

Credit — Structured Credit — 9.59%[a]
Serengeti Lycoan Parteners LP	3,700,000	4,197,495	12/31/2012	Annually	87
West Face Credit Opportunities L.P.	1,600,000	1,675,810	3/31/2013	Quarterly	90

		5,873,305

Equity Long/Short — Global — 8.26%[a]
Amiya Global Emerging Opportunities, L.P.	1,500,000	1,547,522	12/31/2012	Quarterly	30
Passport Global Strategies III Ltd.	32,175	23,070	n/a	Illiquid	n/a
Scout Capital Partners II, L.P.	2,478,697	2,791,703	12/31/2012	Quarterly	45
Standard Global Equity Partners SA, L.P.	595,657	697,387	12/31/2012	Quarterly	45

		5,059,682

Equity Long/Short — Regional Specialist — 15.39%[a]
Greenheart Capital Fund LP	1,000,000	764,635	12/31/2012	Quarterly	60
Janchor Partners Pan-Asian Fund	636,985	676,178	10/31/2012	Monthly	60
Macquarie Asian Alpha Fund	2,178,697	2,451,943	10/31/2012	Monthly	30
North Bay Capital Fund II, L.P.	2,481,930	2,663,551	12/31/2012[c]	Quarterly	45
Pan Asia Opportunities Onshore Fund LLC	2,000,000	2,061,845	10/31/2012	Monthly	30
Standard Pacific Pan-Asia Fund, L.P.	799,000	809,444	12/31/2012	Quarterly	45

		9,427,596

Equity Long/Short — Sector — 12.31%[a]
Altimeter Partners Fund, L.P.	1,900,000	1,830,030	12/31/2012	Semi-Annually	60
Goshen Global Equity, L.P.	862,736	494,007	12/31/2012	Quarterly	60
JAT Capital Domestic Fund, L.P.	2,100,000	1,587,757	12/31/2012	Quarterly	45
Passport Energy Fund, L.P.	510,093	412,851	12/31/2012	Quarterly	45
Tiger Consumer Partners, L.P.	2,910,617	3,215,182	12/31/2012	Quarterly	45

		7,539,827

Event Driven — Merger/Arbitrage — 3.75%[a]
Jet Capital Concentrated Fund, L.P.	2,153,697	2,293,267	10/31/2012	Monthly	30

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Schedule of Investments

September 30, 2012 (Unaudited) — (continued)

	Cost	Fair Value	Next Available Redemption Date[b]	Frequency of Redemptions	Redemption Notification Period (Days)
Event Driven — Regional Specialist — 8.16%[a]
Tyrus Capital Opportunities Fund, L.P.	$2,000,000	$2,049,422	12/31/2012	Quarterly	90
West Face Long Term Opportunities, LLC	2,760,617	2,948,822	12/31/2012	Quarterly	90

		4,998,244

Multi-Strategy — Equity Long/Short — 1.36%[a]
Owl Creek II, L.P.	935,617	833,707	9/30/2013	Annually	90

Multi-Strategy — Event Driven — 7.99%[a]
Eton Park Fund, L.P.	1,179,681	1,171,259	9/30/2013	Annually	65
Serengeti Partners, LP	1,940,000	2,211,204	12/31/2012	Quarterly	87
Taconic Opportunity Fund II L.P.	1,475,000	1,512,850	12/31/2012	Quarterly	60

		4,895,313

Multi-Strategy — Regional Specialist — 3.55%[a]
Azentus Global Opportunities Fund L.P.	2,350,000	2,172,916	12/31/2012	Quarterly	60

Relative Value — Multi-Strategy — 8.96%[a]
Absolute Return Capital Partners, L.P.	2,800,000	2,850,117	10/31/2012	Monthly	15
Alphadyne International Partners, LP	2,435,617	2,638,004	10/31/2012	Monthly	60

		5,488,121

TOTAL INVESTMENTS IN INVESTMENT COMPANIES (Cost $55,761,573)		57,914,478

	Shares
SHORT TERM INVESTMENT — 1.46%[a]
First American Treasury Money Market Fund — Class Z, 0.00%[d]	891,534	891,534

TOTAL SHORT TERM INVESTMENTS (Cost $891,534)		891,534

Total Investments (Cost $56,653,107) — 96.02%[a]		58,806,012
Other Assets in Excess of Liabilities — 3.98%[a]		2,437,450

TOTAL NET ASSETS — 100.00%[a]		$61,243,462

Footnotes

[a]	Percentages are stated as a percent of net assets.

[b]

Investments in Portfolio Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after September 30, 2012 that redemption from a tranche is available without fees. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Further, the Portfolio Fund’s advisor may place additional redemption restrictions without notice based on the aggregate redemption requests at a given time.

[c]	Investment in Portfolio Funds may be redeemed prior to the Next Available Redemption Date subject to a redemption fee ranging from 1% to 5%.

[d]	Rate reported is the current yield as of September 30, 2012.

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Assets & Liabilities

September 30, 2012 (Unaudited)

Assets
Investments in Portfolio Funds, at fair value (cost $55,761,573) (Notes 2D and 2E)	$57,914,478
Short term investment	891,534
Investment paid in advance	2,600,000
Receivable for investments sold	1,544,361
Prepaid expenses	59,219
Other receivable	25,514

Total Assets	63,035,106

Liabilities
Investment advisory fee payable (Note 5)	194,832
Redemptions payable	1,265,854
Capital subscriptions received in advance	134,500
Directors fee payable (Note 6)	16,500
Audit and tax return fee payable	139,509
Accrued expenses and other liabilities	40,449

Total Liabilities	1,791,644

Net Assets	$61,243,462

Net Assets Consist of:
Paid in capital	$62,373,857
Accumulated net investment loss	(2,935,009)
Accumulated net realized loss	(348,291)
Net unrealized appreciation on investments	2,152,905

Net Assets	$61,243,462

Net Asset Value, 2,486,952 shares issued (unlimited shares authorized, no par value)	$24.63

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Operations

For the Six Months Ended September 30, 2012 (Unaudited)

Expenses
Investment advisory fees (Note 4)	$395,696
Audit and tax return	68,500
Directors’ fees (Note 6)	67,500
Portfolio accounting and administration fees (Note 5)	36,160
Insurance expense	33,111
Legal fees	20,000
Custody fees	3,077
Transfer agent fees and expenses	2,500
Registration fees (Note 5)	2,417
Other expenses	10,085

Total Expenses	639,046

Net Investment Loss	(639,046)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on sale of investments	10,779
Net realized loss on option contracts	(19,384)
Net change in unrealized appreciation on investments	505,097

Net Gain from Investments	496,492

Net Decrease in Net Assets Resulting from Operations	$(142,554)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Changes in Net Assets

	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012
Change in Net Assets Resulting from Operations
Net investment loss	$(639,046)	$(1,269,524)
Net realized loss	(8,605)	(326,464)
Net change in unrealized appreciation on investments	505,097	74,885

Net Decrease in Net Assets Resulting from Operations	(142,554)	(1,521,103)

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold, net	4,808,496	30,603,604
Payments for shares redeemed	(4,472,246)	(115,000)

Net Increase in Net Assets Resulting from Capital Transactions	336,250	30,488,604

Net Increase in Net Assets	$193,696	$28,967,501

Net Assets, Beginning of Period	$61,049,766	$32,082,265

Net Assets, End of Period	$61,243,462	$61,049,766

Accumulated Net Investment Loss	$(2,935,009)	$(2,295,963)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Cash Flows

For the Six Months Ended September 30, 2012 (Unaudited)

Cash Flows from Operating Activities
Purchases of limited partnerships	$(5,064,192)
Sales of limited partnerships	8,868,967
Sales of investment securities	329,916
Option contract transactions, net	(44,759)
Sales of short term investments, net	1,653,337
Investments paid in advance	(2,600,000)
Expenses paid	(1,316,403)

Net Cash Provided by Operating Activities	1,826,866

Cash Flows from Financing Activities
Proceeds from subscriptions	4,784,226
Distributions for redemptions	(3,206,392)
Proceeds from advance subscriptions	(3,404,700)

Net Used in Financing Activities	(1,826,866)

Net Decrease in Cash	—
Cash — Beginning of Period	—

Cash — End of Period	$—

Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(142,554)
Advance subscriptions to investments	(2,600,000)
Net realized loss on investments	8,605
Net change in unrealized appreciation on investments	(505,097)
Net decrease in investment advisory and manangement fees payable	(584,100)
Net decrease in accrued expenses and other liabilities	(34,038)
Purchases of limited partnerships	(5,064,192)
Sales of limited partnerships	8,868,967
Sales of investment securities	329,916
Option contract transactions, net	(44,759)
Sales of short term investments, net	1,653,337

Net Cash Provided by Operating Activities	$1,826,866

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Financial Highlights

	Six Months Ended September 30, 2012 (Unaudited)		Year Ended March 31, 2012	Period from September 1, 2010(1) through March 31, 2011
Per Share Operating Performance
Beginning net asset value	$24.66		$25.53	$25.00
Income (Loss) From Investment Operations
Net investment loss(2)	(0.25)		(0.62)	(1.05)
Net gain (loss) from investments in Portfolio Funds	0.22		(0.25)	1.58

Total from Investment Operations	(0.03)		(0.87)	0.53

Ending Net Asset Value	$24.63		$24.66	$25.53

Total return	(0.12	)%(3)	(3.41)%	2.12	%(3)
Supplemental Data and Ratios
Net assets, end of period	$61,243,462		$61,049,766	$32,082,265
Ratio of expenses to weighted average net assets(5)	2.02	%(4)	2.51%	7.18	%(4)
Ratio of net investment loss to weighted average net assets(5)	(2.02	)%(4)	(2.51)%	(7.17	)%(4)
Portfolio turnover rate	11.48	%(3)	17.56%	4.21	%(3)

(1)	Commencement of operations.

(2)	Calculated using average shares outstanding method.

(3)	Not annualized.

(4)	Annualized.

(5)	Ratios do not reflect the Fund’s proportionate share of the income and expenses of the Portfolio Funds.

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Notes to Financial Statements

September 30, 2012 (Unaudited)

1.	Organization

SCS Hedged Opportunities Master Fund, LLC (the “Master Fund”) was organized as a limited liability company under the laws of the state of Delaware on April 7, 2010, and commenced operations on September 1, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek attractive, long-term capital appreciation with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both the equity and fixed income markets. The Master Fund pursues its investment objective by allocating its assets among a diversified group of hedge funds managed by portfolio managers with differing styles and strategies (“Portfolio Funds”).

The SCS Hedged Opportunities Fund, LLC, a Delaware limited liability company that is registered under the 1940 Act as a non-diversified, closed-end management investment company (the “Feeder Fund”) pursues its investment objectives by investing substantially all of its assets in the Master Fund. The Feeder Fund has the same investment objective and substantially the same investment policies as the Master Fund (except that the Feeder Fund pursues its investment objectives by investing in the Master Fund).

The SCS Hedged Opportunities (TE) Fund, LLC, a Delaware limited liability company that is registered under the 1940 Act as a non-diversified, closed-end management investment company (the “TE Feeder Fund”, together with the “Feeder Fund” the “Feeder Funds”) pursues its investment objectives by investing substantially all of its assets in the SCS Hedged Opportunities Fund, LDC (the “Offshore Fund”), a Cayman Islands limited duration company. The Offshore Fund is not registered as an investment company under the Investment Company Act. The Offshore Fund in turn invests substantially all of its assets in the Master Fund. The TE Feeder Fund and Offshore Fund have the same investment objective and substantially the same investment policies as the Master Fund (except that they pursue their investment objectives by investing in the Master Fund).

The Master Fund and Feeder Funds are managed by SCS Capital Management, LLC (the “Adviser”). The Adviser is a registered investment adviser with the Securities and Exchange Commission.

The Master Fund has a Board of Directors (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser. The same directors also serve as the Feeder Funds’ Board.

2.	Significant Accounting Policies

The Master Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. Following are the significant accounting policies adopted by the Master Fund:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses

The Master Fund bears its own operating expenses. These operating expenses include, but are not limited to: all investment-related expenses, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board of Directors, all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders, and such other expenses as may be approved from time to time by the Board. Expenses allocated to the Master Fund for its investments in the Portfolio Funds are not included in the Master Fund’s Statement of Operations or Financial Highlights.

C. Investments in Portfolio Funds

In accordance with the terms of the Master Fund’s Prospectus, the investments in the Portfolio Funds are valued at their fair value.

The Fund has the ability to liquidate its investments periodically, ranging from monthly to annually, depending on the provisions of the respective Portfolio Fund agreements. Generally, the General Partners and/or Investment Managers of the Portfolio Funds have the ability to suspend redemptions.

Certain Portfolio Funds incur annual management fees ranging from 1% to 2% of a Portfolio Fund’s net assets. The Portfolio Funds also receive performance allocations of up to 20% of their net profits as defined by the respective Portfolio Fund partnership agreement or other similar offering document.

The Portfolio Funds in which the Fund has investments utilize a variety of financial instruments in their trading strategies including equity and debt securities, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in fair value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Portfolio Fund’s balance sheets. In addition, the Portfolio Funds may sell securities short whereby a liability is created to repurchase the security at prevailing prices. Such Portfolio Funds’ ultimate obligations to satisfy the sale of securities sold short may exceed the amount recognized on their balance sheets. However, due to the nature of the Master Fund’s interest in the Portfolio Funds, such risks are limited to the Master Fund’s invested amount in each investee.

Of the Portfolio Funds listed on the Schedule of Investments, 2 remained subject to lock-up periods expiring in one to three years from their respective purchase dates. Of these investments, 1 can be redeemed prior to the lock-up period for a penalty ranging from 1% to 5% of the redemption amount.

D. Investment Valuation

The Master Fund primarily invests in private Portfolio Funds that are not listed on a securities exchange. Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund.

The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Fund manager does not represent the fair value of the Master Fund’s interests in that Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders representing the price at which, even in the absence of redemption activity, a Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. For example, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Adviser may determine that it is appropriate to apply such a discount. Any such decision would be made in good faith, and subject to the review and supervision of the Board. At September 30, 2012 all Portfolio Funds were valued at their respective NAVs.

The Adviser assesses the accuracy of each Portfolio Fund’s reported monthly net asset value using various means. These may include comparing a reported valuation with one or more strategy-specific benchmarks that the Adviser believes correlate with the strategy of the Portfolio Fund; discussing the performance of the Portfolio Fund with the manager’s personnel; or reviewing and analyzing the Portfolio Fund’s audited financial statements.

The valuations reported by the Portfolio Funds’ managers, upon which the Master Fund calculates its month-end net asset value and net asset value per share may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by those Portfolio Funds’ independent public accountants, during their respective fiscal year end, and may be revised as a result of such audits. Other adjustments may occur from time to time. To the extent these adjustments materially impact the Master Fund’s net asset value, management will appropriately adjust participants’ transactions to ensure they are not materially harmed.

E. Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less from the date of purchase.

F. Fair Value

The fair values of the Master Fund’s assets and liabilities which qualify as financial instruments under the Accounting Standards Codification 825, Financial Instruments, approximate the carrying amounts presented in the statement of assets and liabilities.

G. Income Taxes

The Master Fund’s tax year end is December 31. The Master Fund is treated as a partnership for Federal income tax purposes. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Master Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. Management is not aware of any exposure to uncertain tax positions that could require accrual. As of September 30, 2012, the Master Fund’s tax years since inception remain open and subject to examination by relevant taxing authorities.

H. Indemnifications

Under the Master Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Master Fund may enter into contracts that provide general indemnification to other parties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred, and may not occur. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Investment Transactions

For the six months ended September 30, 2012, the Master Fund purchased (at cost) and sold interests (proceeds) in Portfolio Funds in the amount of $6,864,192 and $9,391,031 (excluding short-term securities), respectively. The Master Fund sold interests (proceeds) in investment securities in the amount of $329,916 (excluding short-term securities). The Master Fund purchased (at cost) and sold (proceeds) option contracts in the amount of $44,759 and $25,375, respectively.

4.	Derivative Financial Instruments

The Master Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Master Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Master Fund’s results of operations and financial position.

The Master Fund occasionally purchases and sells (“writes”) put and call equity options. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Master Fund for purchased options would be included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Master Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Master Fund for written options would be included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Master Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Master Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Master Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Master Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Master Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Master Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Master Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Master Fund may use derivatives in an attempt to achieve an economic hedge, the Master Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in purchased options contracts for the six months ended September 30, 2012, are as follows:

Contracts
Outstanding at April 1, 2012	—
Options purchased	53
Options sold	(53)
Options expired	—

Outstanding at September 30, 2012	—

The average monthly market value of purchased options during the six months ended September 30, 2012 was $16,964.

Periodic cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the Statement of Operations. The financial statement treatment and impact can be found in the table below.

The effect of derivative instruments on the Statement of Operations for the six months ended September 30, 2012:

Derivatives	Amount of Realized Gain (Loss) on Derivatives
Option Contracts:
Equity Risk	$(19,384)

Total	$(19,384)

5.	Management and Performance Fees, Administration Fees and Custodian Fees

The Master Fund has entered into an Investment Advisory Agreement with SCS Capital Management, LLC. Under the Investment Advisory Agreement, the Master Fund pays the Adviser a quarterly fee, which is calculated and accrued monthly, (the “Advisory Fee”) at the annual rate of 1.25% of the Master Fund’s net assets.

The Master Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Master Fund’s administrator, fund accountant, and transfer agent. The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.070% of the first $150,000,000 of the Master Fund’s total monthly net assets, 0.050% on the next $250,000,000 of the Master Fund’s total monthly net assets and 0.030% on the balance of the Master Fund’s total monthly net assets with a minimum annual fee of $70,000.

The Master Fund has engaged U.S. Bank, N.A. to serve as the Master Fund’s custodian. The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.001% of the Master Fund’s portfolio market value with a minimum annual fee of $5,000.

6.	Directors and Officers

The Board has overall responsibility for monitoring and overseeing the investment program of the Master Fund and each of the Feeder Fund’s and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Master Fund and the Feeder Funds as are customarily exercised by the board of directors of a registered investment company organized as a corporation. A listing of the Board members is on the back cover of this report. The Independent Directors are each paid (in the aggregate) by the Master Fund an annual retainer of $20,000, and per meeting fees of $5,000 in the case of regular meetings, $2,000 in the case of telephonic meetings. All Directors are reimbursed by the Master Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Master Fund or the Feeder Funds. Two of the Directors are employees of the Adviser and receive no compensation from the Master Fund or Feeder Funds for serving as Directors.

All of the Officers of the Master Fund and Feeder Funds are affiliated with the Adviser. Such Officers receive no compensation from the Master Fund or Feeder Funds for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Company in accordance with federal securities regulations.

7.	Shareholder Transactions

The Master Fund from time to time may offer to repurchase Interests pursuant to written tenders by Investors. Any such repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. In determining whether the Master Fund should repurchase Interests or portions thereof from Investors pursuant to written tenders, the Board will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board that the Master Fund offer to repurchase Interests from Investors, on a quarterly basis, on or about March 31st, June 30th, September 30th, and December 31st of each year.

The Master Fund had 2,486,952 shares outstanding at September 30, 2012. The Master Fund issued 1,223,703 shares through shareholder subscriptions and redeemed 4,782 shares through shareholder redemptions during the year ended March 31, 2012. The Master Fund has issued 195,332 shares through shareholder subscriptions and redeemed 183,982 shares through shareholder redemptions during the six months ended September 30, 2012.

As of September 30, 2012 the Feeder Fund and TE Feeder Fund owned 59.28% and 40.72% of the outstanding shares of the Master Fund, respectively.

8.	Risk Factors

Because shares may only be repurchased pursuant to tender offers at such time and on such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Adviser may invest the Master Fund’s assets in Portfolio Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Master Fund is highly illiquid and involves a substantial degree of risk. Portfolio Funds are riskier than liquid securities because the Portfolio Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Portfolio Funds may cause investors to incur losses because of an inability to withdraw their investments from the Master Fund during or following periods of negative performance. Although the Master Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Master Fund’s net asset value. Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to three years from initial investment.

9.	Fair Value of Financial Instruments

The Master Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Master Fund utilized the Portfolio Funds’ month-end NAVs as of the reporting date for fair value. The Portfolio Funds require a redemption notice, and generally include a lock-up period.

The inputs or methodology used for valuing securities are not indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Master Fund’s investments as of September 30, 2012;

	Fair Value Measurements at Reporting Date Using
Description	Quoted Prices in Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Lock-up Periods) (Level 3)	Total
Investments
U.S. Investment Companies(a)	$—	$33,106,755	$24,807,723	$57,914,478
Short Term Investments(b)	891,534	—	—	891,534

Total Investments	$891,534	$33,106,755	$24,807,723	$58,806,012

(a)	All other strategy classifications are identified in the Schedule of Investments.

(b)	Short Term Investments that are sweep investments for cash balances in the Fund at September 30, 2012.

Following is a reconciliation of Level 3 assets.

Investments in Securities
Balance as of April 1, 2012	$59,689,380
Accrued discounts/premiums	—
Realized gain (loss)	(18,686)
Change in unrealized appreciation (depreciation)	497,368
Net purchases (sales)	(2,253,584)
Transfers in and/or out of Level 3	(33,106,755)

Balance as of September 30, 2012	$24,807,723

During the six months ended September 30, 2012, there were no transfers between Level 1 and Level 2. The Fund includes the valuation of securities under a lock-up period greater than three months as a Level 3 security. No unobservable inputs are used in valuing the Portfolio Funds, as they are priced by third-party service providers and audited annually. Reclassification of certain securities from Level 3 to Level 2 is done based on the expected expiration of lock-up periods applicable to the relevant Portfolio Funds that are no greater than three months from the reporting period.

10.	Subsequent Events

The Fund has evaluated all subsequent events through November 28, 2012, the date these financial statements were issued, and has not identified any subsequent events requiring financial statement disclosure as of November 28, 2012.

SCS Hedged Opportunities Master Fund, LLC

Additional Information (Unaudited)

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Master Fund and information regarding how the Master Fund voted proxies relating to the portfolio of securities are available to stockholders without charge, upon request by calling the Adviser collect at (617) 204-6400.

Board of Directors

The Master Fund’s confidential Offering Memorandum includes additional information about the Master Fund’s Directors and is available upon request without charge by calling the Adviser collect at (617) 204-6400 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,” which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may”, “will”, “believe”, “attempt”, “seem”, “think”, “ought”, “try” and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

SCS Hedged Opportunities Fund, LLC &

SCS Hedged Opportunities Master Fund, LLC

Privacy Notice

As an investor (“Investor”) in SCS Hedged Opportunities Fund, LLC, SCS Hedged Opportunities (TE) Fund, LLC or SCS Hedged Opportunities Master Fund, LLC (the “Funds”), you are entitled to know how we protect your nonpublic personal information and how we limit its disclosure. This privacy policy applies to individuals and institutions who are Investors, or have been Investors in the past. This privacy policy describes our policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other information about you.

Information We Collect

We collect nonpublic personal information about you from the following sources:

•

Information we receive from you on your investor information forms, account opening forms, subscription agreements, or other forms. This information includes, for example, your name, address, social security number, assets and income.

Information We Disclose

We do not disclose your nonpublic personal information to anyone, except as permitted or required by law. This means, most importantly, that we do not sell Investor information — whether it is your personal information or the fact that you are an Investor in the Funds — to anyone. Instead, we use your information primarily to complete transactions that you request. Here are the details:

•	To implement your wealth management plan, including the selection of investment managers, it may be necessary to provide identifying information to nonaffiliated third parties.

•

In certain instances, we may contract with nonaffiliated third parties to perform services for us and, where necessary, disclose your information (described above) to them. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. Further, we require these third parties to treat your nonpublic information confidentially.

•

Finally, we will release your nonpublic information if you direct us to do so, if we are required by law to do so or in other limited circumstances permitted by law — for example, to protect your account from fraud.

What Happens If You Close Your Account

If you decide to close your account(s), we will adhere to the privacy policies and procedures described in this notice.

Who Has Access to Your Personal Information

We restrict access to your nonpublic personal information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

We Will Keep You Informed

This publication replaces all previous statements of our privacy policy. As required by law, we will notify you annually of our privacy policy. We reserve the right to modify this policy at any time and will keep you informed of changes.

BOARD OF DIRECTORS

Peter Mattoon*, Chairman of the Board

Peter Lombard, Independent Director

James Orr, Independent Director

Edmond Villani, Independent Director

Joseph McCuine*, Interested Director

OFFICERS

Peter Mattoon*, President & Chief Executive Officer

Joseph McCuine*, Vice President & Chief Financial Officer

Adrian Ketri*, Vice President & Chief Compliance Officer

Stephen Goff*, Secretary

INVESTMENT ADVISER

SCS Capital Management, LLC

One Winthrop Square

Boston, MA 02110

LEGAL COUNSEL

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, J1S

Milwaukee, WI 53202

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02110

*	Employed by SCS Capital Management, LLC

One Winthrop Square  |  Boston, MA 02110

617.204.6400   |  www.scsfinancial.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 04/01/12-04/30/12	0	0	0	0

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Month #2 05/01/12-05/31/12	0	0	0	0
Month #3 06/01/12-06/30/12 *	98,178	$24.96	98,178	$0
Month #4 07/01/12-07/31/12	0	0	0	0
Month #5 08/01/12-08/31/12	0	0	0	0
Month #6 09/01/12-09/30/12 ^	32,339	$25.35	32,339	0
Total	130,517	$25.06	130,517	$0

*	The Fund issued a tender offer on March 12, 2012. The tender offer enabled up to $3,801,000 to be redeemed by shareholders. The tendered shares were paid out at the June 29, 2012 net asset value per share.

^	The Fund issued a tender offer on June 11, 2012. The tender offer enabled up to $3,677,000 to be redeemed by shareholders. The tendered shares were paid out at the September 28, 2012 net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes required by this Item to be reported.

Item 11. Controls and Procedures.

(a)	The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SCS Hedged Opportunities Fund, LLC

By (Signature and Title)	/s/ Peter H. Mattoon

Peter H. Mattoon, Chief Executive Officer

Date	December 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Peter H. Mattoon

Peter H. Mattoon, Chief Executive Officer

Date	December 6, 2012

By (Signature and Title)	/s/ Joseph E. McCuine

Joseph E. McCuine, Chief Financial Officer

Date	December 6, 2012

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